SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
(X)  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                             ESKIMO PIE CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                          [Eskimo Pie Corporation Logo]
                                September 1, 1999

Dear Fellow Eskimo Pie Shareholder,

         Unfortunately, we have been drawn into a time consuming, expensive and distracting proxy contest. You have received multiple mailings of materials from Eskimo Pie Corporation and Yogen Fruz in an attempt to present our respective positions. Let me try to distill all of the rhetoric down to the basic issues for you to consider.

         Yogen Fruz is asking you to elect a slate of its associates to control the Board of Directors and the future of the Company. If elected, Yogen Fruz's stated plan is to commence a process of breaking up the Company by selling the Eskimo Pie trademark, attempting to sell the brand names owned by and licensed to us from Welch's, Weight Watchers and Nabisco Brands, and liquidating all of the Company's physical assets. Yogen Fruz would like you to believe that the value of this strategy will return no less than $15.00 per share to shareholders.

         We believe that the key assumptions used by Yogen Fruz to support its strategy are seriously flawed and result in a misleading valuation of the Company. Based upon extensive financial analysis, detailed knowledge of the workings of this Company and the absence of any comparable offers to purchase the Company from others, we believe that the Yogen Fruz valuations are grossly overstated and that its break up strategy may return as little as $7.00 per share.

         The Company has demonstrated improving financial performance since 1997, and current management has previously announced and is already implementing specific plans to make further improvements. Your current Board of Directors has carefully studied the alternatives available to the Company at length and has stated its strong support for the Company's restructuring plan. The Board, however, remains receptive to any strategy for increasing value to all shareholders, including the sale of specific assets, a sale of the entire Company, strategic alliances or mergers.

         Let management and the current Board finish the process that they have begun. Do not turn over control of your Company to Yogen Fruz and its flawed strategy.

         Please vote FOR the Board's nominees and AGAINST the Yogen Fruz proposals by signing, dating and mailing the enclosed WHITE PROXY CARD in the enclosed overnight mailing package today. If you previously returned a BLUE PROXY CARD, you should revoke that vote by signing, dating and mailing the enclosed WHITE PROXY CARD today. If you wish to discuss these matters with me personally, please contact me directly at 804-560-8407.

                             Thank you for your support,



                             David B. Kewer
                             President and Chief Executive Officer

                            - FOLD AND DETACH HERE -



                             ESKIMO PIE CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned hereby appoints David B. Kewer, Thomas M. Mishoe, Jr. and
F. Claiborne Johnston, Jr., jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters which may properly be brought before such meeting, voting as specified on the reverse side of this card with respect to the matters set forth in the Proxy Statement, and voting in the discretion of the above-named persons on such other matters as may properly come before the Annual Meeting, all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Eskimo Pie Corporation to be held on September 8, 1999, or any adjournment or postponement thereof.

PLEASE COMPLETE, SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

YOU MAY SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PERSONS NAMED ABOVE AS PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                           (continued on reverse side)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3 AND 4.



         The Board of Directors Recommends a Vote FOR Proposals 1 and 2

PROPOSAL ONE:  Election  Of  Directors  to serve  until 2000  Annual  Meeting of
               Shareholders.

Nominees:   Arnold H. Dreyfuss,  Wilson H. Flohr,  Jr., F.  Claiborne  Johnston,
            Jr., David B. Kewer, Daniel J. Ludeman, Judith B. McBee and Robert
            C. Sledd

      [ ] FOR all nominees listed above      [ ] WITHHOLD AUTHORITY to vote for
      (except as written on the line to          all nominees listed above
      the right)

(INSTRUCTION: To withhold authority to vote for any individual nominee listed above, write that nominee's name on the space provided below.)


--------------------------------------------------------------------------------

PROPOSAL  TWO:  Ratification  of  the  selection  of  Ernst &  Young  LLP as the independent auditors for the Corporation and its subsidiaries for the current fiscal year.

                 [  ]  FOR         [  ]  AGAINST          [  ] ABSTAIN



       The Board of Directors Recommends a Vote AGAINST Proposals 3 and 4

PROPOSAL THREE:  Yogen Fruz Proposal Regarding the Shareholder Rights Plan.

                 [  ]  FOR         [  ]  AGAINST          [  ] ABSTAIN



PROPOSAL  FOUR:  Yogen  Fruz  Proposal  Regarding  Shareholder's Ability to Call
                 Special Meeting.

                 [  ]  FOR         [  ]  AGAINST          [  ] ABSTAIN



I plan to attend the meeting. [   ]



SIGNATURE(S) _______________________________________     DATE __________, 1999



NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If signing on behalf of a corporation, sign the full corporate name by authorized officer. The signer hereby revokes all proxies heretofore given by the signer to vote at the 1999 Annual Meeting of Shareholders of Eskimo Pie Corporation and any adjournment or postponement thereof.